# TWELFTH AMENDMENT
# TO
# SECOND AMENDED
# AND RESTATED REVOLVING CREDIT AGREEMENT

THIS TWELFTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment"), dated as of January 30, 2008, is among CAL-MAINE FOODS, INC. ("Borrower"), FIRST SOUTH FARM CREDIT, ACA ("First South"), COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH (who is sometimes referred to as Rabobank International), individually and as Administrative Agent for itself and the other Banks (in such capacity, the "Administrative Agent" and individually, herein "Rabobank"), and HARRIS N.A., successor in interest by merger to HARRIS TRUST AND SAVINGS BANK ("Harris" and collectively with Rabobank and First South, herein the "Banks").

## RECITALS:

A. Borrower, the Administrative Agent and the Banks have entered into that certain Second Amended and Restated Revolving Credit Agreement dated as of February 6, 2002 (such Second Amended and Restated Revolving Credit Agreement, as the same has been amended, and as the same may be further amended or otherwise modified, herein referred to as the "Revolving Credit Agreement").

B. The Pledgors have requested that the Revolving Credit Agreement be amended and the Administrative Agent and the Banks have agreed to amend the Revolving Credit Agreement on the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof:

## ARTICLE I

### Definitions

Section 1.01 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Revolving Credit Agreement.

## ARTICLE II

### Amendments

Section 2.01 Amendment to Paragraph (b) of Section 5.02 - **Negative Covenants**. Paragraph (b) of Section 5.02 of the Revolving Credit Agreement is amended in its entirety to read as follows:

(b) Dividends, *etc*. Declare or pay any dividends, purchase, or otherwise acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such, or permit any of its Subsidiaries to purchase or otherwise acquire for value any stock of the Borrower; provided that the Borrower may declare and pay dividends on its common stock and repurchase shares of its common stock during any Fiscal Quarter as long as:

(i) no Event of Default nor any event that with the giving of notice or lapse of time or both would be an Event of Default exists or would result; and

(ii) the aggregate amount of the sum of:

(A) all such dividends paid during such Fiscal Quarter; plus

(b) the aggregate amount paid to repurchase such shares during such Fiscal Quarter

does not exceed an amount equal to one third of the positive net income of the Borrower and the Subsidiaries determined on a consolidated basis for the immediately preceding Fiscal Quarter; provided that if such net income for a Fiscal Quarter is negative (a "Loss Quarter"), no dividends or repurchases will be permitted in that Fiscal Quarter or in any subsequent Fiscal Quarters until the Net Worth as calculated as of a subsequent Fiscal Quarter end after giving effect to any proposed dividend or repurchase under the terms hereof, equals or exceeds the Net Worth in effect as of the end of the Fiscal Quarter that immediately preceded the Loss Quarter. As used herein, the term "Net Worth" means, as of any date of determination, an amount equal to the excess of the consolidated total assets of Borrower and the Subsidiaries over the consolidated total liabilities of the Borrower and the Subsidiaries.

Section 2.02 Amendment to Exhibit – **Compliance Certificate**. Exhibit C to the Revolving Credit Agreement is amended in its entirety to read as set forth on Exhibit A hereto.

## ARTICLE III

### Miscellaneous

Section 3.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Revolving Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Documents (including all amendments thereto which include, without limitation, all amendments through that certain Eleventh Amendment to Second Amended and Restated Revolving Credit Agreement dated November 30, 2007 (collectively, the "Previous Amendments")) are ratified and confirmed and shall continue in full force and effect. The liens, security interests, and assignments created and evidenced by the Loan Documents are valid and existing liens, security interests, and assignments of the respective priority recited in the Loan Documents. Each of the parties hereto agrees that: (i) the Loan Documents, as amended hereby and by the Previous Amendments, shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms and (ii) this Amendment is a Loan Document as such term is defined in and used in the Revolving Credit Agreement and the other Loan Documents.

Section 3.02 Reference to Revolving Credit Agreement. Each of the Loan Documents are hereby amended so that any reference in such Loan Documents to the Revolving Credit Agreement shall mean a reference to the Revolving Credit Agreement, as amended hereby.

Section 3.03 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 3.04 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 3.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except no Pledgor may assign or

transfer any of its rights or obligations hereunder without the prior written consent of the Banks. Any assignment in violation of this Section 3.05 shall be void.

Section 3.06 Counterparts. This Amendment may be executed in one or more counterparts and on telecopy or other electronically duplicated counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

Section 3.07 Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent or any Bank to or for any breach of or deviation from any covenant, condition, or duty by any Pledgor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty.

Section 3.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 3.09 Entire Agreement. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER OF THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.

Executed as of the date first written above.

CAL–MAINE FOODS, INC.

By: Timothy A. Dawson
Timothy Dawson, Vice President and Chief Financial Officer

COÖPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.
"RABOBANK NEDERLAND," NEW YORK BRANCH (sometimes referred to as Rabobank International), as the Administrative Agent and a Bank

By: ______________________________
Richard J. Beard, Executive Director

By: ______________________________
Rebecca Morrow, Executive Director

02/15/2008 FRI 13:35 [TX/RX NO 9868] 003

FIRST SOUTH FARM CREDIT, ACA

By: [signature]
J. Andrew Mangialardi, Vice President

Harris N.A. (successor in interest by merger to Harris Trust and Savings Bank)

By: ______________________
David J. Bechstein, Vice President

## GUARANTOR CONSENT

Each Guarantor: (i) consents and agrees to this Twelfth Amendment to Second Amended and Restated Revolving Credit Agreement; (ii) agrees that the Intercreditor Agreement, the Amended Guaranty Agreement and the Consolidated Security Agreement to which it is a party remain in full force and effect and continue to be the legal, valid, and binding obligation of such Guarantor enforceable against it in accordance with its terms; and (iii) agrees and acknowledges that the obligations, indebtedness and liability secured or guaranteed by the Amended Guaranty Agreement and the Consolidated Security Agreement to which it is a party include the "Obligations" as defined in the Second Amended and Restated Revolving Credit Agreement, as amended by this Amendment.

**GUARANTORS**

CAL–MAINE FARMS, INC.
SOUTHERN EQUIPMENT DISTRIBUTORS, INC.
SOUTH TEXAS APPLICATORS, INC.

By: Timothy A. Dawson
Timothy Dawson, Vice President and Chief Financial Officer of each of the foregoing companies

CMF OF KANSAS – LLC

By: Cal–Maine Foods, Inc.
its managing member

By: Timothy A. Dawson
Timothy Dawson, Vice President and Chief Financial Officer

BENTON COUNTY FOODS, LLC

By: Cal-Maine Foods, Inc., its managing member

By: Timothy A. Dawson
Timothy Dawson, Vice President and Chief Financial Officer

**HILLANDALE CONSENT**

Hillandale: (i) consents and agrees to this Twelfth Amendment to Second Amended and Restated Revolving Credit Agreement; (ii) agrees that the Intercreditor Agreement and the Hillandale Security Agreement remain in full force and effect and continue to be the legal, valid, and binding obligation of Hillandale enforceable against it in accordance with its terms; and (iii) agrees and acknowledges that the obligations, indebtedness and liability secured by the Hillandale Security Agreement include the "Obligations" as defined in the Second Amended and Restated Revolving Credit Agreement, as amended by this Amendment.

HILLANDALE, LLC

By: ______________________________
Jack E. Hazen, Chief Operating Officer